Exhibit 10.8

BARINGS PRIVATE CREDIT CORPORATION

SUBSCRIPTION AGREEMENT

THE SHARES OF BARINGS PRIVATE CREDIT CORPORATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATES OR OTHER JURISDICTIONS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION, QUALIFICATION OR EXEMPTION THEREFROM. IN ADDITION, THE SHARES ARE SUBJECT TO THE CONTRACTUAL RESTRICTIONS ON RESALES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE OR OTHER SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT

Barings Private Credit Corporation

300 South Tryon Street

Suite 2500

Charlotte, North Carolina 28202

Ladies and Gentlemen:

This Subscription Agreement (“Subscription Agreement”) is being executed and delivered in connection with the subscription by the undersigned (the “Subscriber”) to purchase the dollar amount of shares of common stock, par value $0.001 per share (the “Shares”), of Barings Private Credit Corporation, a Maryland corporation (the “Company”), set forth on the signature page below. Capitalized terms used herein shall have the same meanings herein as defined in the Company’s Confidential Private Placement Memorandum, as amended, restated and/or supplemented (the “Memorandum”), unless otherwise defined herein. Unless context suggests otherwise, any reference to the term “Shares” refers to limited liability company units of Barings Private Credit LLC prior to its conversion to a Maryland corporation, and to the Company’s shares of common stock, par value $0.001 per share, following the conversion.

In addition to completing and signing the signature page to this Subscription Agreement, each Subscriber must complete any necessary attachments contained in this package (such attachments, together with the Subscription Agreement, the “Subscription Documents”) in the manner described below. For purposes of these Subscription Documents, the “Subscriber” is the person or entity for whose account the Shares will be purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. All appendices to this Subscription Agreement are incorporated by reference herein.

(a)            Investor Questionnaire. Complete Appendix A attached to this Subscription Agreement.

(b)           Tax Forms. Fill in and sign and date the attached Form W-9. Each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, in accordance with the instructions to such Form. In the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, each Subscriber is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

(c)          Evidence of Authorization. Each Subscriber must provide satisfactory evidence of authorization and may be required to submit further information for “know your customer” and anti-money laundering purposes.

(i)           For Corporations: certified documentation evidencing the corporation’s existence and certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(ii)          For Partnerships: certified documentation evidencing the partnership’s existence, and a certified copy of the partnership agreement (which, in the case of a limited partnership, identifies the general partner(s)).

(iii)         For Limited Liability Companies: certified documentation evidencing the limited liability company’s existence, and a certified copy of the limited liability operating agreement identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(iv)         For Trusts: a copy of the trust agreement.

(v)          For Employee Benefit Plans: a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

(d)          Delivery of Subscription Documents. Subscriber shall execute and complete two (2) original copies of the Subscription Agreement and all of the documents referred to in clauses (a) through (c) above. One (1) copy of the executed and completed copy of the Subscription Agreement shall be delivered electronically to the Company at BaringsGlobalCOB@Barings.com and one (1) copy of the executed and completed original copy of the Subscription Agreement shall be delivered to the Company’s transfer agent, State Street Transfer Agency, 1 Heritage Drive, MAILSTOP: OHD0100, North Quincy, MA 02171.

(e)           Acceptance by the Company. If the Company accepts the Subscriber’s subscription (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Subscriber. The Company may accept and countersign this Subscription Agreement (in whole or in part) at any time.

1.            Subscription.

(a)          The Subscriber acknowledges and agrees that this subscription (i) is irrevocable on the part of the Subscriber, (ii) is conditioned upon acceptance by the Company and (iii) may be accepted or rejected in whole or in part by the Company in its sole discretion at any time. The Subscriber agrees to be bound by all the terms and provisions of this Subscription Agreement, the Memorandum, the Company’s bylaws, in the form attached hereto as Appendix C (as amended, the “Bylaws”), the Company’s articles of incorporation, in the form attached hereto as Appendix D (as amended, the “Charter”), the Investment Advisory Agreement by and between Barings LLC (the “Adviser”) and the Company, in the form attached hereto as Appendix E (as amended, the “Advisory Agreement”) and the Administration Agreement by and between the Company and Barings LLC, the administrator (the “Administrator”), in the form attached hereto as Appendix F (as amended, the “Administration Agreement” and, together with the Memorandum, the Bylaws, the Charter and the Advisory Agreement, the “Operative Documents”) together with this Subscription Agreement.

(b)          The Subscriber agrees to purchase Shares for the aggregate purchase price set forth on the signature page below, payable under the terms and subject to the conditions set forth herein. The minimum purchase amount for Shares is $50,000, after which additional investments must be in increments of $5,000, each subject to the discretion of the Company (including, but not limited to, the discretion to accept a lower amount).

(c)          The Company will file or has filed a registration statement on Form 10 (the “Registration Statement”) for the registration of its common stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registration Statement is not the offering document pursuant to which the Company is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Memorandum, together with reports the Company may file under the Exchange Act from time to time, in making its investment decisions. The Company expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors,” and together with the Subscriber, the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

2.            Acceptance of Subscription; Closings.

This Subscription Agreement is made subject to the following terms and conditions:

(a)          The Company shall have the right to accept or reject the Subscriber’s subscription, in whole or in part, for any reason, including, without limitation, (i) the inability of the Subscriber to meet the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) (ii) the ineligibility of the Subscriber under applicable state or foreign securities laws or (iii) for any other reason.

(b)         If the Subscriber’s subscription is accepted in part and rejected in part, the Subscriber will be so notified and the Subscriber agrees to deliver promptly upon the Company’s request a new signature page to this Subscription Agreement with respect to such lesser dollar amount of Shares to be purchased as may be determined by the Company.

(c)          If the Subscriber’s subscription is wholly rejected, the executed copies of this Subscription Agreement will be returned to the Subscriber.

(d)          The closing of the subscription for the Shares by the Subscriber (the “Closing”) shall take place on the date that this Subscription Agreement (having been executed and fully completed by the Subscriber) is accepted in whole or in part by the Company (such date being the date filled in by the Company on the signature page hereto). The Company intends to conduct Closings on a quarterly basis; provided however, that the Company, in its sole discretion, may conduct Closings more or less frequently to one or more investors for regulatory, tax or other reasons as may be determined to be appropriate by the Company.

(e)          The Subscriber agrees to provide any information reasonably requested by the Company to verify the accuracy of the representations contained herein, including the Investor Questionnaire attached hereto as Appendix A (the “Investor Questionnaire”) and the Certification of Beneficial Owner(s) attached hereto as Appendix B.

(f)           If the individual subscribing for Shares is investing assets on behalf of an individual retirement account (an “IRA”), the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page, which has been so executed, and (ii) has reviewed and hereby expressly certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

(g)          In the event that the Subscriber is permitted by the Company to make an additional purchase of Shares on a date after its initial subscription has been accepted, the Subscriber shall be required to enter into a new subscription agreement covering such additional purchase.

3.            Purchase of Shares.

(a)           The aggregate purchase price for the Shares shall be payable, in U.S. dollars and in immediately available funds per the wire transfer instructions set forth on the signature page below.

(b)          Concurrent with any payment of the aggregate purchase price for the Shares upon a Closing, the Company shall issue to the Subscriber a number of Shares equal to the amount of the aggregate purchase price for the Shares paid by the Subscriber on the purchase date divided by the net asset value per share of the Shares (the “NAV per Share”) as of such date.

4.            Dividends; Dividend Reinvestment Plan. As described more fully in the Memorandum, the Company generally intends to distribute on a quarterly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Company will not have to pay corporate-level income tax, subject to the discretion of the Company’s Board of Directors (the “Board”). The Company has adopted a dividend reinvestment plan, as may be amended (the “Dividend Reinvestment Plan”), pursuant to which the Company shall reinvest all cash distributions declared by the Board on behalf of any stockholder of the Company (the “Stockholder”), other than any Stockholder that has affirmatively elected to opt out of the Dividend Reinvestment Plan, in exchange for such Stockholder receiving a number of newly issued Shares equal to the quotient determined by dividing the total dollar amount of the distribution payable to such Stockholder by the NAV per Share as of the last day of the fiscal quarter immediately preceding the date such distribution was declared. The Subscriber may opt out of the Dividend Reinvestment Plan in the Investor Questionnaire. An election to opt-out or to opt-in to the Dividend Reinvestment Plan may be altered in accordance with the Company’s Dividend Reinvestment Plan.

5.            Representations and Warranties of the Subscriber.

The Subscriber represents and warrants as follows:

(a)          Private Placement.

(i)           The Subscriber understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the Securities Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and the Subscriber agrees that any Shares acquired by the Subscriber may not be Transferred (as defined below) in any manner that would require the Company to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions. The Subscriber was offered the Shares through private negotiations, not through any general solicitation or general advertising.

(ii)          The Subscriber understands that the Company requires each investor in the Company to be an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”), and the Subscriber represents and warrants that it is an Accredited Investor.

(iii)         The Subscriber understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Subscriber, including the legal requirements of jurisdictions in which the Subscriber is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Subscriber is a resident of any of the jurisdictions set forth in the Memorandum, the Subscriber represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(iv)        The Shares to be acquired hereunder are being acquired by the Subscriber for the Subscriber’s own account for investment purposes only and not with a view to resale or distribution. The Subscriber shall not, directly or indirectly, Transfer all or any portion of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge or charge of all or any part of such Shares) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions, (ii) any applicable U.S. federal or state or non-U.S. securities laws and (iii) the terms of this Subscription Agreement. The Subscriber understands that it may be required to bear the economic risk of its investment in the Shares for a substantial period of time because, among other reasons, the offering and sale of the Shares have not been registered under the Securities Act and, therefore, the Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. “Transfer” (or any derivative thereof) shall mean to sell, offer for sale, agree to sell, exchange, transfer, assign, pledge, hypothecate, grant any option to purchase or otherwise dispose of or agree to dispose of, in any case whether directly or indirectly.

(b)           The Subscriber is not subject to and is not aware of any facts that would cause such Subscriber to be subject to any of the “Bad Actor” disqualifications as described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

(c)           The Subscriber has received, read carefully in its entirety, and understands the Memorandum. The Subscriber has consulted with its own attorney, accountant, investment adviser or other adviser with respect to the investment(s) contemplated hereby and its suitability for the Subscriber, and the Subscriber understands and consents to the fees, risks and other considerations relating to the purchase of the Shares and an investment in the Company, including the fees outlined in the section titled “Investment Advisory Agreement; Administration Agreement; Expense Support” of the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Potential Conflicts of Interest” in the Memorandum. The Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company, all such questions have been answered to the Subscriber’s full satisfaction, and the Subscriber has obtained any additional information concerning the Company sought by the Subscriber. The Subscriber acknowledges that no representations have been made to the Subscriber in connection with its investment in the Company, other than the Memorandum and this Subscription Agreement.

(d)           The Subscriber has substantial knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of a purchase of the Shares. The Subscriber understands that there can be no assurance that the Company will meet its investment objective or otherwise be able to successfully carry out its investment program.

(e)           The Subscriber has the financial ability to bear the economic risk of its investment in the Company (including the possible loss of its entire investment), has adequate means for providing for its current needs and has no current need for liquidity in connection with its purchase of the Shares.

(f)            The purchase of the Shares by the Subscriber is consistent with the general investment objectives of the Subscriber.

(g)           If the Subscriber is a natural person, the Subscriber’s domicile and principal residence are at the address shown on the signature page below. If the Subscriber is not a natural person, the Subscriber has its domicile, principal place of business, or principal office at the address shown on the signature page below. The Subscriber received the Memorandum, the Operative Documents, and this Subscription Agreement at the address of the Subscriber on the signature page below.

(h)           The Subscriber is not an entity (including a qualified retirement plan) in which a holder of an interest in the Subscriber may decide whether or how much to invest through the Subscriber in various investment vehicles, including the Company, unless the Subscriber has so notified the Company in writing.

(i)            If the Subscriber is a natural person, the Subscriber is of legal age in its country or state of residence and has legal capacity to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. If the Subscriber is not a natural person, the Subscriber is an entity of the kind set forth under the applicable item of the Investor Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to subscribe for and purchase the Shares hereunder. The Subscriber’s purchase of the Shares and its execution, delivery and performance of this Subscription Agreement (i) has been duly executed and delivered by the Subscriber, (ii) constitutes the legal, valid and binding obligation of the Subscriber (except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity, and (C) as the enforcement of remedies rests in the discretion of any court) and (iii) does not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(j)            The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby and the performance of the Subscriber’s obligations hereunder do not and will not conflict with, or result in any violation of or default under, (i) if the Subscriber is not a natural person, any provision of any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Subscriber, (ii) any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or (iii) any permit, franchise, judgment, decree, statute, writ, injunction, order, law, rule or regulation applicable to the Subscriber or to its business or properties. In addition, the Subscriber represents that its power of attorney contained in this Subscription Agreement and to be exercised in connection with the Charter has been granted by the Subscriber, including as to the manner of any execution by the Subscriber, in compliance with all laws applicable to the Subscriber, including the laws of the state or jurisdiction in which the Subscriber executed this Subscription Agreement. The Subscriber has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Subscriber to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(k)          The Subscriber understands that the Company intends to file or has filed an election to be treated as a BDC under the 1940 Act and intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(l)            The Subscriber: (i) (A) is not registered or required to be registered as an “investment company” under the 1940 Act; (B) has not elected to be regulated as a BDC under the 1940 Act; and (C) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (ii) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a BDC like the Company.

(m)         ERISA Matters. If the Subscriber is or will be (x) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to ERISA, (y) a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code, or (z) an entity that is, or is deemed to be, using “plan assets” for purposes of ERISA or Section 4975 of the Code to purchase or hold its investments (each of the foregoing, a “Plan”), the Subscriber has so indicated in, and has completed each applicable question in, the Investor Questionnaire, and the Subscriber represents, warrants and agrees that:

(i)           the acquisition and the subsequent holding of Shares do not and will not constitute a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;

(ii)          the decision to acquire Shares was made by a “fiduciary” of the Plan, within the meaning of Section 3(21) of ERISA or Section 4975(e)(3) of the Code (the “Plan Fiduciary”), that is independent of the Company, the Adviser and their respective employees, representatives and affiliates, is qualified to make investment decisions on behalf of the Plan and has authorized the Subscriber’s investment in the Company;

(iii)         the Subscriber’s investment in Shares conforms in all respects to the documents governing the Plan and complies with all applicable requirements of ERISA and Section 4975 of the Code;

(iv)         the Plan Fiduciary has been informed about the fee structure of the Company, including the incentive fee component, and has concluded that such fees are reasonable and the investment in the Company otherwise constitutes a reasonable contract or arrangement, and the Subscriber acknowledges and agrees that none of the Adviser or its employees, representatives or affiliates have any discretion, or are otherwise acting in a fiduciary capacity with respect to the Plan’s investment in the Company, whether pursuant to the provisions of ERISA, Section 4975 of the Code or otherwise, and, without limiting the generality of the foregoing, the Subscriber has not relied on, and is not relying on, any investment advice or recommendation of any such person with respect to the Plan’s investment in the Company;

(v)          the Subscriber acknowledges and agrees that the Company has the authority to require the compulsory Transfer of the Subscriber’s Shares if it is determined that the continued holding of such Shares could result in the Company, the Adviser or the Administrator being subject to the provisions of Title I of ERISA or Section 4975 of the Code; and

(vi)        without limiting the remedies in the event of a breach, the Subscriber agrees promptly to provide to the Company such information as the Company may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” within the meaning of ERISA or Section 4975 of the Code and any other matters relating to ERISA or compliance with ERISA arising in connection with the Subscriber’s investment in the Company, or the operation or investments of the Company.

The representations and warranties set forth in this Section 5(m) shall be deemed repeated and reaffirmed on each day the Subscriber holds Shares. Without limiting the remedies available in the event of a breach, if at any time the representations and warranties set forth in this Section 5(m) shall cease to be true, including because there is a change in the Subscriber’s Plan status or the percentage of assets that constitute “plan assets” subject to the provisions of Title I of ERISA or Section 4975 of the Code, the Subscriber shall promptly notify the Company in writing.

(n)          The Subscriber has notified, or shall promptly notify, the Company if the Subscriber is or becomes a person that may be disqualified from participating in the Company’s acquisition of securities sold in a public offering under Rules 5130 an 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

(o)          If the Subscriber is a partnership or any other entity that is treated as a partnership for U.S. income tax purposes, a grantor trust within the meaning of Sections 671-679 of the Code, or a S corporation within the meaning of Section 1361 of the Code, the Subscriber represents that at no time during the term of the Company will 65% or more of the value of any beneficial owner’s direct or indirect interest in the Subscriber be attributable to the Subscriber’s interest in the Company. Except as otherwise disclosed to the Company in writing, the Subscriber is not disregarded as an entity separate from its owner within the meaning of Treasury Regulation Section 301.7701-3.

(p)          None of the information concerning the Subscriber nor any statement, certification, representation or warranty made by the Subscriber in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or the relevant Forms W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(q)         The Subscriber agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law or regulation to which the Company, the Adviser, the Administrator or a portfolio company of the Company may be subject.

(r)          The Subscriber, if an individual, has read carefully in its entirety, and understands and agrees with, the Company’s Privacy Policies and Practices attached hereto as Appendix G.

(s)          The Subscriber agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Subscription Agreement and the dissolution of the Company, without limitation as to time. Without limiting the foregoing, the Subscriber agrees to give the Company prompt written notice in the event that any statement, certification, representation or warranty of the Subscriber contained in this Section 5 or any information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including the Investor Questionnaire and any Form W-9 or Forms W-8 (W-8BEN, W-8IMY, W-8ECI or W-8EXP), as applicable, ceases to be true at any time following the date hereof.

6.            Representations and Warranties of the Company.

The Company represents and warrants as follows (in reliance, where applicable, on the representations and warranties of the Subscriber contained in this Subscription Agreement and the representations and warranties of the Other Investors):

(a)           The Company is duly organized and validly existing as a corporation under the laws of the State of Maryland, and has all requisite corporate power to conduct the business in which it proposes to engage as described in the Memorandum.

(b)          No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Company is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Company as a condition to the issuance and sale of the Shares will have been taken at or before the Closing. The execution and delivery of this Subscription Agreement by the Company will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company. Upon execution and delivery by the Company, this Subscription Agreement (i) will have been duly executed and delivered by the Company, and (ii) will constitute the legal, valid and binding obligation of the Company, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

7.            Additional Limitations on Transfer of Shares.

(a)          General Restrictions on Transfer.

(i)           The Subscriber may not Transfer any of its Shares unless the Transfer is made in accordance with applicable securities and other laws and is otherwise in compliance with the transfer restrictions set forth in Appendix H. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company.

(ii)          The Subscriber acknowledges that the Subscriber is aware and understands that there are other substantial restrictions on the transferability of its Shares under this Subscription Agreement, and applicable law, including the fact that (A) there is no established market for the Shares and the Company expects that no public market for the Shares will develop; (B) the Shares are not currently, and Stockholders have no rights to require that the Shares be, registered under the Securities Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be Transferred unless subsequently registered or unless an exemption from such registration is available; and (C) the Subscriber may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Subscriber to liquidate its investment in the Company.

8.             Compliance with Specific Laws.

(a)           Anti-Money Laundering.

(i)           Neither the Subscriber, nor any of its affiliates or beneficial owners nor any person for whom the Subscriber is acting as agent or nominee, (A) appears on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the list of Foreign Sanctions Evaders maintained by OFAC, or any other lists of restricted parties maintained by the U.S. Government, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Subscriber further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividends received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “non-cooperative country or territory” by the U.S. Financial Action Task Force on Money Laundering or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Subscriber further represents and warrants that the Subscriber: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Subscriber further represents and warrants that the Subscriber does not know or have any reason to suspect that (I) the monies used to fund the Subscriber’s investment in the Shares have been or will be derived from or related to any illegal activities, including money laundering activities and will not be, directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations, and (II) the proceeds from the Subscriber’s investment in the Shares will be used to finance any illegal activities. Subscriber represents that all evidence of her, his or its identity provided is genuine.

(ii)          The Subscriber shall provide to the Company at any time such information as the Company determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of such Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which, notwithstanding anything in the Company’s privacy policies and/or Section 15 of this Subscription Agreement to the contrary, may then be disclosed to such persons), or to update such information. Such information may include, with respect to any Subscriber that is a natural person, the Subscriber’s full legal name, date of birth, residential street address and identification number. The Subscriber hereby represents that the Subscriber is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory Transfer of the Subscriber’s Shares.

(iii)         To comply with applicable U.S. anti-money laundering laws and regulations, all payments by the Subscriber to the Company for Shares, and all payments and distributions to the Subscriber, shall only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended.

(b)          Affirmation. The representations and warranties set forth in this Section 8 shall be deemed repeated and reaffirmed by the Subscriber to the Company as of each date that the Subscriber receives dividends or other distributions from (even if such distribution is reinvested pursuant to the Dividend Reinvestment Plan), the Company. If at any time, the representations and warranties set forth in this Section 8 cease to be true, the Subscriber shall promptly so notify the Company in writing.

(c)          Remedies for Failure to Comply with Section 8. The Subscriber understands and agrees that the Company may not accept any amounts from the Subscriber if the Subscriber cannot make the representations set forth in this Section 8, and may require the compulsory Transfer of the Subscriber’s Shares. In addition, the Subscriber understands and agrees that, in addition to the foregoing remedial measures in order to comply with governmental regulations or if the Company determines in its sole discretion that such action is in the best interests of the Company, the Company may “freeze the account” of the Subscriber, either by prohibiting additional investments in the Company by the Subscriber, refusing to process a distribution to the Subscriber or suspending other rights the Subscriber may have against the Company under this Subscription Agreement or under the Charter and the Bylaws. The Company or the Adviser may be required to report such action or confidential information relating to the Subscriber (including disclosing the Subscriber’s identity) to regulatory authorities.

9.            FATCA Compliance. The Subscriber acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company and the Administrator may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service.  The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any), as and when requested by the Company or the Administrator sufficient for the Company, as applicable, to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the information and documentation requested by the Company, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately require the compulsory Transfer of the Subscriber’s Shares or prohibit the Subscriber from purchasing additional Shares or participating in additional investments in the Company. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company, the Adviser, the Administrator, or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

10.           Subscriber Information.

The Company reserves the right to request such information as is necessary to verify the identity of the Subscriber or as may reasonably be requested by the Company in connection with its operations. The Subscriber shall promptly on demand provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Subscriber’s representations and warranties or as required for the Company’s operations. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, or if otherwise required by law or regulation, the Company may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

The Subscriber agrees further that the Company shall be held harmless and indemnified against any loss, claim, cost, damage or expense arising as a result of a failure to process any subscription or distribution if such information as has been required by the Company has not been provided by the Subscriber or which the Company may suffer as a result of any violations of law committed by the Subscriber.

11.          Applicable Law.

This Subscription Agreement shall be governed by, and construed in accordance with, the law of the State of Maryland without regard to principles of conflicts of law. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW.

12.          Notices.

All notices and other communications hereunder shall be in writing and shall be sufficiently given if personally delivered or sent by postage prepaid, registered or certified mail, return receipt requested, or by overnight courier or by facsimile transmission with transmission confirmed, addressed as follows: (i) if intended for the Company, to the Company’s principal office and (ii) if intended for any Subscriber, to the address of such Subscriber set forth on the signature page hereto, or to such other address as the Company or such Subscriber, as applicable, may designate by written notice. Notices shall be deemed to have been given (i) when personally delivered (ii), if mailed, on the date on which received, or (iii) if sent by overnight courier or facsimile transmission, on the date on which received; provided, that notices of a change of address shall not be deemed given until the actual receipt thereof. The provisions of this Section 12 shall not prohibit the giving of written notice in any other manner; any such written notice shall be deemed given only when actually received.

13.          Power of Attorney.

By executing this Subscription Agreement the Subscriber hereby makes, constitutes and appoints the Company with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead for its use and benefit, to approve, execute, acknowledge, swear to, file and record:

(a)          any and all filings required to be made by the Subscriber under the Exchange Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the Exchange Act;

(b)          all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or other financing arrangement;

(c)          all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or regulation to permit the Company to become or to continue as a BDC;

(d)          all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company; and

(e)          all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Company

(f)           any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Company.

It is expressly acknowledged by the Subscriber that the foregoing power of attorney is coupled with an interest and shall survive death or legal incapacity of the Subscriber, and is irrevocable. Such power of attorney may be exercised by said attorney-in-fact either by signing separately as attorney-in-fact for each of the Stockholders or by listing all the Stockholders with a single signature as attorney-in-fact for all of them. Such power of attorney shall survive the termination or dissolution of the Subscriber or the assignment of its interest in the Company; provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Subscriber’s successor-in-interest. Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the actions of said attorney-in-fact taken in good faith under such power of attorney.

This power of attorney does not supersede the terms of this Subscription Agreement or any written agreement between the Company and the Subscriber nor is it to be used to deprive the Subscriber of its rights as a Stockholder, and is intended only to provide a simplified system for execution of documents. The Subscriber shall execute and deliver to the Company, within five days after the receipt of a request therefor, such confirmatory powers of attorney as the Company may request.

14.          Effect of Representations; Survival; Indemnity

The Subscriber understands that the offer and sale of the Shares is being made in reliance on specific exemptions from requirements of federal and state securities laws and that the Company, and the controlling persons thereof, will rely on the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein in determining the applicability of such exemptions. The Subscriber hereby confirms that all such representations and warranties will remain true and complete on the date of acceptance by the Company of the Subscriber’s subscription hereunder.

This Subscription Agreement, including all representations and warranties of the Subscriber contained herein, shall survive the sale of the Shares to the Subscriber.

To the fullest extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless the Company, the Adviser, the Administrator and their respective affiliates, and each partner, member, shareholder, officer, director, employee and agent thereof (the “Indemnified Parties”), from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Subscription Agreement (including the Investor Questionnaire) or in any other document provided by the Subscriber to the Company or in any agreement executed by the Subscriber in connection with the Subscriber’s investment in Shares.

15.           Confidentiality. The Subscriber acknowledges that the Memorandum and other information relating to the Company (the “Confidential Information”) have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Adviser, Barings BDC, Inc., Barings Capital Investment Corporation and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the discretion of the Company), the Subscriber shall not (a) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum or any other Confidential Information to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other Confidential Information if the Subscriber has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 15 and the Subscriber remains liable for any breach of this Section 15 by its investors), except to the extent (i) such information is in the public domain (other than as a result of any action or omission of the Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information is required by applicable law or regulation to be disclosed, in which case the Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 15, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 15, then the Subscriber shall disclose only that portion of Confidential Information that the Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Subscriber further agrees to return the Memorandum and other Confidential Information upon the Company’s request therefor. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 15 by the Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

16.           No Joint Liability Among the Company, the Adviser, and the Administrator.

The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

17.           Independent Nature of Subscribers’ Obligations and Rights.

The obligations of the Subscriber hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Subscriber pursuant hereto or thereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

18.           Construction.

The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement.

As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires.

The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement.

All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary.

Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Nothing in this Subscription Agreement shall be deemed to create any right in or benefit for any person or entity other than the Company and the Subscriber and this Subscription Agreement shall not be construed in any respect to be for the benefit of, and no provision of this Subscription Agreement may be enforced by, any such Person, except any Indemnified Party may enforce its rights under Section 14 hereof.

19.           Severability

If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

20.           Entire Agreement.

This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, sets forth the entire understanding among the parties relating to the subject matter hereof, any and all prior correspondence, conversations, and memoranda or other writings being merged herein and replaced and being without effect hereon. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

[End of page – signature pages follow]

Barings Private Credit Corporation

Subscription Agreement Signature Page

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of ____________________, 20__, for $_________________________________ of Shares.

Subscribers who are Individuals	Subscribers other than Individuals

Name of the Subscriber	Name of the Subscriber (exactly as it appears in the Subscriber’s organizational documents)
Signature of Subscriber	Signature of Authorized Signatory
Print Name	Print Name of Authorized Signatory
Social Security Number of Subscriber	Title of Authorized Signatory
Date of Birth of Subscriber	Federal Tax Identification Number (if applicable)
Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:	Record Address of the Subscriber (P.O. Boxes cannot be accepted)* *:

Signature (joint owner, if applicable)

Print Name (joint owner, if applicable)

Social Security Number (joint owner, if applicable)

Date of Birth (joint owner, if applicable)

Name of Trustees or Fiduciaries exercising investment discretion with respect to the Subscriber:

Signature	Printed Name	Title	Physical Street Address	Federal Tax Identification Number	Date of Birth

If applicable, the custodian of the Subscriber, including a custodian for an IRA, should complete and sign the bottom line of this signature page

Signature	Printed Name	Title	Physical Street Address	Federal Tax Identification Number	Date of Birth

**The record address should be the legal residence address where the Subscriber files tax returns.

The foregoing Subscription Agreement is accepted and agreed by the Company, for $_________________________________ of Shares, as of __________________, 20___.

Barings Private Credit Corporation

By:
Name:
Title:

WIRE TRANSFER INSTRUCTIONS:

Bank: [●]

SWIFT: [●]

ABA: [●]

Account #: [●]

Account Name: [●]

For the benefit of: Barings Private Credit Capital Corporation

Payment Details: Include Subscriber Name, Routing or SWIFT number of Subscriber’s Bank, and Subscriber’s Bank Account Number

ADDITIONAL REPRESENTATION WITH RESPECT TO INVESTMENT FOR AN IRA

If the Subscriber is an individual retirement account (an “IRA”) and the custodian or trustee of the IRA has executed the Subscription Agreement on the signature page, then the individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Subscription Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Print Name

Signature

Name and Address of Custodian and Contact Individual:

Account or other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

**** IRA custodian or trustee in every case must sign acknowledgment on next page****

ira Custodian/trustee ACKNOWLEDGEMENT:

The undersigned, being the custodian or trustee of the above-named individual retirement account, hereby accepts and agrees to this subscription.

Name of Custodian or Trustee

By:
Signature of Authorized Signatory

Name of Authorized Signatory

APPENDIX A

BARINGS PRIVATE CREDIT CORPORATION

INVESTOR QUESTIONNAIRE

Please complete each Section of this Investor Questionnaire.

I.	General Information.

1.             If Subscriber is not holding for the Subscriber’s own account, provide the name, and residential street address for whom the interest is being held:

2.             Investor category of Subscriber (check all that apply)

_____	Individual U.S. person (including your trust)	_____	Banking or thrift institution
_____	Individual Non-U.S. person (including trust)	_____	State or municipal government entity (excluding pension plans)
_____	Broker-dealer	_____	SEC-regulated BDC
_____	Insurance company	_____	State or municipal pension plan
_____	Investment company registered with SEC	_____	Sovereign wealth fund and
_____	Private fund		foreign official institutions
_____	Non-profit	_____	Other Non-U.S. person
_____	Pension plan (excluding government plans)	_____	Other

3.             Form of Subscriber (check all that are applicable):

_____	Individual	_____	Grantor trust
_____	Joint tenants	_____	Other trust
_____	Tenants in common	_____	IRA/Keough Plan/SEP
_____	Limited partnership	_____	Other Employee benefit plan
_____	General partnership	_____	Non-profit, endowment or foundation
_____	Limited liability company	_____	Other exempt organization
_____	C corporation	_____	Nominee
_____	S corporation	_____	Fiduciary
_____	Estate	_____	Disregarded entity
		_____	Other (describe):_____________________

4.             Tax year end (month and day): _____________________

5.             Is the Subscriber a “fund of funds”? _____ Yes _____ No

6.             If the Subscriber is an individual, or if the Subscriber is an entity in which an individual holds, directly or indirectly, more than five percent of the ownership or beneficial interests, please identify (i) all such individuals, and (ii) all entities for which such individuals serve as employee, officer or director.

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

II.            Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor” within the meaning of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and has indicated below each category under which the Subscriber qualifies as an accredited investor.

The Subscriber is:

____	(i)	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

____	(ii)	A savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in regard to this offering in its individual or a fiduciary capacity.

____	(iii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

____	(iv)	An insurance company, as defined in Section 2(a)(13) of the Securities Act.

____	(v)	An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

____	(vi)	A business development company, as defined in Section 2(a)(48) of the Investment Company Act.

____	(vii)	A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

____	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act or registered pursuant to the laws of a state or relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act.

____	(ix)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

____	(x)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

____	(xi)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

____	(xii)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision regarding this offering was made by a plan fiduciary (as such term is defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or investment adviser duly registered under the Investment Advisers Act.

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

____	(xiii)	An employee benefit plan within the meaning of ERISA with total assets in excess of $5,000,000, whether or not the investment decision regarding this offering was made by a bank, insurance company or registered investment adviser.

____	(xiv)	An employee benefit plan within the meaning of ERISA which is a self-directed plan with investment decisions made solely by persons described by one or more of the categories set forth in this Section II.

____	(xv)	Either (A) a corporation, (B) a Massachusetts or similar business trust, (C) a partnership, (D) a limited liability company, or (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, in any case not formed for the specific purpose of acquiring the Shares and having total assets in excess of $5,000,000.

____	(xvi)	A natural person whose individual net worth, or joint net worth with his or her spouse or spousal equivalent (defined as “a cohabitant occupying a relationship generally equivalent to that of a spouse”), excluding the value of his or her primary residence, exceeds $1,000,000[1].

____	(xvii)	A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent (defined as “a cohabitant occupying a relationship generally equivalent to that of a spouse”) in excess of $300,000 in each of those years and who reasonably expects income in excess of such amounts in the current year.

____	(xviii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares whose purchase is directed by a person who has, alone or together with his or her purchaser representative (as defined in the aforementioned Regulation D), such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this investment.

____	(xix)	A trust pursuant to which the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole or shared investment control over the assets of the trust, and the (each) grantor is described by one or more of the categories set forth in this Section II in which case the Subscriber has so notified the Company in writing that it is relying on this clause (xix), and agrees to provide the Company with information requested by it respecting each grantor of the Trust).

1 For purposes of this net worth calculation you may exclude the amount of indebtedness secured by the Subscriber’s primary residence up to the amount of the estimated fair market value of such residence. However, if the amount of the indebtedness secured by the Subscriber’s primary residence exceeds the value of such residence, the amount of that excess debt should be treated as a liability and deducted from Subscriber’s net worth. In addition, indebtedness secured by the Subscriber’s primary residence that is incurred within sixty (60) days of the date of subscription must be included as a liability unless such indebtedness is incurred in connection with the acquisition of the Subscriber’s primary residence.

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

____	(xx)	A partnership, corporation or other entity (other than a trust) in which all of the equity holders are persons or entities described by one or more of the categories set forth in this Section II, in which case the Subscriber has so notified the Company in writing that it is relying on this clause (xx), and agrees to provide the Company with information requested by it respecting the Subscriber’s equity holders.)[2]

____	(xxi)	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000, that is not formed for the specific purpose of acquiring the Shares, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment..

____	(xxi)	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office defined in clause (xxi) above (and whose prospective investment in the Shares is directed by such family office).

____	(xxii)	A natural person who holds at least one of the following licenses in good standing: a Series 7, Series 65 or Series 82 license.

____	(xxiii)	An entity, not formed for the specific purpose of acquiring the securities offered, which owns in excess of $5 million in “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act).

2 In reviewing equity ownership, it is permissible to look through various forms of equity ownership to natural persons.

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

III.	Supplemental Information

1.	Is the Subscriber, or will the Subscriber be, a Benefit Plan Investor (as defined below) or is it or will it use the assets of an entity or other Person that is or will in the future be a Benefit Plan Investor to invest in the Company?

☐ yes                ☐ no

A “Benefit Plan Investor” is

●	Any “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to ERISA.

●	Any “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code. Such a plan includes, without limitation, an “individual retirement account” described in Section 408 or 408A of the Code, a Keogh plan, an Archer MSA described in Section 220(d) of the Code, a Coverdell education savings account described in Section 530 of the Code and a health saving account described in Section 223(d) of the Code.

●	Any entity that is, or would be deemed to be using “plan assets” (within the meaning of Section 3(42) of ERISA) to purchase or hold its investments.

2.

Is the Subscriber, or will the Subscriber be, an entity (other than an insurance company general account) whose assets will be deemed to constitute “plan assets” subject to ERISA or Section 4975 of the Code by reason of investment in such entity by other Benefit Plan Investors?

☐ yes                ☐ no

3.	Answer this Question 3 only if the answer to Question (2) above is “yes”: What is the maximum percentage of the Subscriber’s assets that constitutes or will in the future constitute “plan assets” subject to ERISA or Section 4975 of the Code?:

_____________%

4.	If the Subscriber is or will be an insurance company general account, does or will any portion of the underlying assets in its general account constitute “plan assets” subject to ERISA or Section 4975 of the Code?

☐ yes ☐ no

5.	Answer this Question 5 only if the answer to Question (4) above is “yes”: What is the maximum percentage of the assets in the Subscriber’s general account that constitutes or will in the future constitute “plan assets” subject to ERISA or Section 4975 of the Code?

_____%

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

Without limiting the remedies available in the event of a breach, the Subscriber agrees promptly to notify the Company and the Adviser in writing if there is a change in the percentage as set forth in Question (3) or Question (5) above and at such other time or times as the Company or the Adviser may request.

Related Parties/Other Beneficial Parties

6.	Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ yes ☐ no

7.	To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company?

☐ yes ☐ no

If the question above was answered “Yes,” please indicated the name of such other investor in the space below:

8.	Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, a “nominee” Subscriber or a Subscriber who has entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes.”)

☐ yes ☐ no

If either question above was answered “Yes,” please contact the Administrator for additional information that will be required.

BHC Investor Status

9.	Is the Subscriber a “BHC Investor”?*

☐ yes ☐ no

*A “BHC Investor” is defined as a Subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

BARINGS PRIVATE CREDIT CORPORATION
INVESTOR QUESTIONNAIRE

New York State Tax Domicile

10.	Is the Subscriber’s tax domicile the State of New York?
☐ yes ☐ no

IV.           Dividend Reinvestment Plan.

The Company will adopt a dividend reinvestment plan under which cash distributions to Stockholders are automatically reinvested for additional Shares. Subscribers may opt out of the plan by checking the box below. Elections may be altered, subject to approval by the Company:

☐ Opt-out of Dividend Reinvestment Plan

V.            For distributions of cash, please wire funds to the following bank account:

Bank Name:
Bank Location:
Account Number:
Account Name:
Bank’s Routing No.:

APPENDIX B

BARINGS PRIVATE CREDIT CORPORATION

CERTIFICATION OF BENEFICIAL OWNER(S)

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non-U.S. Persons) for the following individuals (i.e., the beneficial owners):

(i)	Each individual, if any, who owns, directly or indirectly, 25% or more of the equity interests of the Subscriber (e.g., each natural person that owns 25% or more of the shares of a corporation); and

(ii)	An individual with significant responsibility for managing the Subscriber (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25% equity holders under section (i)).

Persons subscribing on behalf of a legal entity must provide the following information:

a.	Name and Title of Natural Person:

b.	Name, Type, and Address of Legal Entity:

c.	The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the legal entity listed above:

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[3]

(If no individual meets this definition, please write “Not Applicable.”)

d.	The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

☐	An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

☐	Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Non-U.S. Persons: Social Security Number, Passport Number and Country of Issuance, or other similar identification number[1]

I, ________________ (name of natural person), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature: ______________________________________ Date: ___________________

Legal Entity Identifier ___________________________ (Optional)

3 In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

APPENDIX C
BYLAWS OF THE COMPANY

APPENDIX D
ARTICLES OF INCORPORATION OF THE COMPANY

APPENDIX E
INVESTMENT ADVISORY AGREEMENT

APPENDIX F
ADMINISTRATION AGREEMENT

APPENDIX G
PRIVACY POLICIES AND PRACTICES

Introduction

In June 2000, the SEC adopted Regulation S-P, a comprehensive set of rules intended to implement the privacy requirements set forth in Section 504 of the Gramm-Leach-Bliley Act. In general, Regulation S-P requires various SEC regulated entities, such as the Company and its Adviser, to establish processes and safeguards to protect various records and customer information.

Under Regulation S-P, the Company and its Adviser are generally prohibited from providing non-public personal information about a customer to an unaffiliated third party unless they provide the customer with an initial and annual privacy notice giving the customer the option of withholding consent to the sharing of the information.

Policy Statement

The Company and the Adviser have adopted a joint privacy compliance program and related policies and procedures (“Joint Privacy Policy”). As required by Regulation S-P, the Joint Privacy Policy is reasonably designed to: (i) ensure the security and confidentiality of customer records and information; (ii) protect against any anticipated threats or hazards to the security or integrity of customer records and information; and (iii) protect against unauthorized access to or use of customer records and information that could result in substantial harm or inconvenience to any customer.

Procedures

The Company has delegated the responsibility of implementing the Joint Privacy Policy to its Adviser, including the responsibility for providing the initial and annual privacy notices as required by Regulation S-P.

Conflict Resolution and Escalation Process

Associates of any Service Provider and Officers and Directors of the Company will immediately report any issues that they believe are a potential or actual breach of any Policy or Procedure to the Chief Compliance Officer or in his/her absence to the Company's Chief Legal Officer or Counsel.

The Chief Compliance Officer, in consultation with the Adviser's Legal Department, the Chief Legal Officer and Company Counsel, may grant exceptions to any provision in this Compliance Manual so long as such exceptions are consistent with the purpose of the Company's Compliance Manual and applicable law, documented and retained for the required period. Any exceptions granted under this Compliance Manual will also be reported to the Board.

Any questions regarding the applicability of this Policy should be directed to the Chief Compliance Officer.

Governing Regulatory Statute

●	Securities and Exchange Commission Regulation S-P

●	Section 504 of the Gramm-Leach-Bliley Act

Books and Records Retained

The records referenced or produced under this Policy will be retained in accordance with the Company’s Books and Records: Recordkeeping Policies and Procedures.

APPENDIX H
TRANSFER RESTRICTIONS

This Appendix H is attached to and made a part of the Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

No Transfer of all or any portion of the Subscriber’s Shares may be made without (1) registration of the Transfer on the Company’s books and (2) the prior written consent of the Company. In any event, the consent of the Company may be withheld unless, in the opinion of counsel (who may be counsel for the Company) satisfactory in form and substance to the Company, such Transfer would not violate the Securities Act, any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Shares to be Transferred, or any other laws.

The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

In addition, the Company will use commercially reasonable efforts to prevent its assets from being deemed to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code. The Company may reject any Transfer of Shares if such Transfer could (1) result in the Company’s assets being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (2) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any laws similar to ERISA or Section 4975 of the Code.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (a) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (b) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.